UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-09088)

Empiric Funds, Inc.
(Exact name of registrant as specified in charter)

6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX 78759
(Address of principal executive offices) (Zip code)

Mark A. Coffelt, President
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX 78759
(Name and address of agent for service)

513-328-9321
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2011

Date of reporting period:  03/31/2011

Item 1. Reports to Stockholders.

Core Equity Fund

Semi-Annual Report
March 31, 2011

This report is for the shareholders of the Empiric Core Equity Fund.  Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Company’s current prospectus.  Quasar Distributors, LLC is the Distributor of the Fund.

INVESTMENT MANAGER’S REPORT

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares for the period ending March 31, 2011 was $29.57 per share.  Cumulative and annualized returns follow.

	Class A	Class A
Cumulative Returns	(No Sales	(Max 5.75%
Ended 03.31.11	Charges)	Charge	Class C	S&P 500
Last 3 Years	0.13%	-5.62%	-2.12%	7.23%
Last 5 Years	7.28	1.12	3.35	13.83
Last 10 Years	173.48	157.73	—	38.28
Since Inception (A)	317.09	293.11	—	197.11
Since Inception (C)	—	—	14.85	24.36

Annualized Returns

Last 3 Years	0.04	-1.91	-0.71	2.35
Last 5 Years	1.41	0.22	0.66	2.62
Last 10 Years	10.58	9.93	—	3.29
Since Inception (A)	9.72	9.30	—	7.33
Since Inception (C)	—	—	2.56	4.06

Short-term Returns

Last 3 months	8.67	2.42		5.92
Last 6 months	22.53	15.50		17.31
Last 12 months	3.35	-2.60		15.65
Gross Expense Ratio	1.76	1.76	2.51	—

Performance data quoted represents past performance which does not guarantee future results.  Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance quoted.  To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com.  Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.  Performance data shown with Max 5.75% charge does reflect the maximum sales charge.  Performance data shown with no sales charges does not reflect current maximum sales charge.  Had the sales charges been included, the Fund’s returns would have been lower.  Shaded areas indicate the highest return for the period.

INVESTMENT MANAGER’S REPORT

In our last letter, we ended with this comment: “While we have been disappointed so far in our politicians, economic growth, and our own success in beating the market [over the short term], we think we are close to improvement in all three areas.” Well, we are still not too pleased with politicians and the anemic economy upturn, but our short-term performance has improved. I would remind our shareholders that we are interested in long-term returns, which we have achieved, rather than the returns over quarterly, semi-annual, or annual periods.

Nonetheless, it is easier to reiterate a long-term focus when short-term results are good. For the quarter and six-month periods ended March 31st, 2011, the Fund was up 8.67% and 22.53%, while the S&P 500 index was up 5.92% and 17.31%, respectively. More importantly, despite all the ups and downs of the markets and our periodic underperformance over short periods, the net returns of the Fund’s Class “A” shares (after deducting the maximum sales charges, management fees, administrative fees, and transaction costs) have exceeded the S&P 500 Index by 96.00% since inception, for a cumulative return of 293.11% since inception (11/06/95) through 03/31/11.

The stock market continues to absorb a barrage of negative news without a sustained break in stride. Higher oil prices, Middle East rebellions, the Japan disaster, a still-ongoing sovereign debt crisis in Europe, or a near U.S. government shutdown—none of it had thwarted investors from moving the Dow to a new cyclical bull market high on April 4. We believe that the rising bull cycle may overwhelm the risk in the intermediate term, and this cycle may climb into 2012.

The Bull Market Lives

The Leuthold Group did extensive research on upturns in the Very Long Term (VLT) indicator. The VLT indicator was first introduced by Sedge Coppock (Coppock Curve) during the 1950s to indicate long-term, low-risk entry points into the market after bear market declines. The Leuthold Group added to the Coppock Curve an analysis of upturns from already overbought levels such as today’s. Leuthold found that since 1900, the market has had 17 occurrences in which an overbought market has exhibited an upturn in the VLT indicator; the median return during these bull market extensions was 16.9%, with a median of 62 weeks to the peak of the market1.

1Perception for the Professional, The Leuthold Group, LLC, pages 9-10, April 2011, Vol. 31, No. 4.

INVESTMENT MANAGER’S REPORT

Here’s what those findings mean to our portfolio. The VLT extension indicator turned upward on January 28, 2011, indicating a positive signal for a potential bull market extension. Historically, extensions in bull market cycles have had very powerful positive implications for quant managers. For example, in 2003 the VLT indicator turned positive on April 11, and quantitative managers did well for investors over the next year. In fact, 2003 was an extraordinary year for the Fund, as demonstrated by a 72.20% return. With all the caveats about the unknowable future, the VLT is suggesting another year of possible positive returns and, finally, perhaps some tail winds for quantitative managers.

Quant—Different by Design

From inception, the Empiric Core Equity Fund has used an investment process built on quantitative models. Benjamin Graham, known as the father of value investing, was a quant in his later years. Graham emphasized earnings growth over a 10-year period and a price-to-earnings yield that exceeded the benchmark corporate bond rate. In other words, he looked for growing companies at a cheap price. Now we have the added knowledge provided by studies in behavioral finance, which documents the frequent errors we are subject to when making abstract decisions. A quantitative process seeks to help limit those errors.

Additionally, a largely ignored branch in the science of decision-making was started by Paul E. Meehl in 1954 when he published his “disturbing little book” [Meehl’s words], called Clinical Versus Statistical Prediction: A Theoretical Analysis and a Review of the Evidence2.  While never a best-seller, the question he posed has enormous implications for investing and almost all areas of decision-making. In a review of the evidence since 1954, Bishop and Trout write in the Philosophy of Science that: “Since 1954, almost every non-ambiguous study that has compared the reliability of clinical and actuarial predictions [quantitative strategies] has supported Meehl’s conclusion [that quantitative processes almost always produce better predictions]. So robust is this finding that we might call it The Golden Rule of Predictive Modeling: When based on the same evidence, the predictions of SPRs [Statistical Prediction Rules] are at least as reliable, and are typically more reliable, than the predictions of human experts3.”

2Clinical versus Statistical Prediction: A theoretical analysis and a review of the Evidence, Paul E. Meehl, University of Minnesota Press 1954.
3“50 Years of Successful Predictive Modeling Should be Enough: Lesson for Philosophy of Science,” Michael A. Bishop and J.D. Trout, Philosophy of Science Vol. 69, No. S3 (Sept. 2002), pp. S197-S208.

INVESTMENT MANAGER’S REPORT

The conclusions go further. “Even when experts are given the results of the actuarial formulas, they still do not outperform SPRs.”

Meehl summed up the research in 1991. “There is no controversy in social science which shows such a large body of qualitatively diverse studies coming out so uniformly in the same direction as this one. When you are pushing [scores of] investigations [140 in 1991], predicting everything from the outcomes of football games to the diagnosis of liver disease and when you can hardly come up with a half dozen studies showing even a weak tendency in favor of the clinician, it is time to draw a practical conclusion.”

Based upon the remarkable research of Meehl and others, we use structured, quantitative strategies to make investment decisions.  Our process is different by design.

Portfolio Positioning

Alas, the market is finally stabilizing and rewarding fundamentals. We have little in arbitrage stocks because the spreads have become too thin, and we have only a small allocation to steady growers. Our focus currently is on companies with, in our opinion, hyper-growth earnings and reasonable valuations. The portfolio holds 65 securities with a median market-cap of $2.47 billion. The overall portfolio is trading at a price-to-earnings multiple of 17.6X (trailing) and a price-to-cash flow ratio of 10.8X, which in our opinion are both quite reasonable in the context of today’s market. Yet, the portfolio has revenue growth of 26% (last four quarters versus year ago) and EPS growth of 337% (last four quarters versus year ago). In terms of the mix, the largest sector bets are in technology (29.5%), industrials (26.6%), and health care (11.6%). The other seven sectors are light: consumer discretionary (2.19%), consumer staples (3.9%), energy (1.4%), telecommunications (2.6%), financials (8.1%), utilities (0.0%), and materials (8.2%).

I would highlight to our shareholders that—unlike many managers—we do not specifically try to overweight or underweight relative to an index. Rather, our focus is on the characteristics of individual stocks and their industries. So while our stock selection is from the bottom-up, the different weightings of the sectors relative to the S&P 500 can cause large swings relative to the index. That fear of being different than one’s benchmark—known as tracking error—may drive managers to hew closely to their index, to differ little from the sector weightings and factor characteristics of the index. Of course, if they do so their

INVESTMENT MANAGER’S REPORT

fund performance may never differ much in the short term, but the drag of fees and costs may result in underperformance over the long run.

Hewing to a benchmark could also make the correlations between funds and indices quite high. If that is the case,  long-term performance could be compromised, and there would be little benefit in adding a highly correlated fund to an investor’s portfolio. Zephyr Style Adviser’s data base lists 5,158 funds. Of those, 1,958 funds were classified having a growth objective. That growth objective group had an average correlation to the S&P 500 of 84% over the last 10 years, making most of the funds not terribly useful in diversifying a portfolio. Because low tracking error has no place in our objectives, Empiric’s correlation is much lower at 58.6%.

Modern portfolio theory tells investors that they should seek investments with high expected returns and low correlations to their existing investments. Empiric seeks both. I differ from the theory in that I put all my investment assets into the Fund.

Below are the Fund’s largest gainers and losers over the last six months by dollar contribution.

Gainers: Past 6 Months	Losers: Past 6 Months
Quality Distribution	Maxygen
EZ Corp.	Smith Micro Software
Sauer-Danfoss	Big Lots
Jazz Pharmaceuticals	Smart Modular Technology
NN Inc.	Power One

Most excess returns in stocks have been found either in small or mid-cap stocks. Research on smaller companies is far less extensive and, in the event you may have missed it, our Prospectus notes, “Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies.  Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.”  With less research, excess returns may be less likely to be recognized and arbitraged away, and even if recognized, small companies may make little difference to multi-billion dollar funds. That is the primary reason why, when you review the portfolio in the following pages, you may only recognize a few of the companies.

INVESTMENT MANAGER’S REPORT

Portfolio Hedging

In the last quarter, we have added a model that helps us periodically hedge the portfolio. We would be among the first to recognize that effective hedging is a pretty difficult maneuver. Like most of our decision-making we developed a model for guidance. The hedging strategy is a risk-overlay and was designed with the goal of generating a slightly positive return for the portfolio while mitigating downside risk.

The hedging strategy is run daily, and it’s based on individual stock variance using a daily rolling window. The model forecasts a positive or negative coefficient for the next day based on the rolling data; the portfolio will be hedged if the coefficient is negative and not hedged if the coefficient is positive. The model is constructed to infrequently hedge, since markets have generally gone up.

For hedging, we use futures contracts instead of options collars because futures are less expensive and have some potential tax benefits over hedging with options. From the Prospectus under the heading of “Derivatives Risk,” please note that “The Fund’s use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes.” While the firm may have views on the likelihood of recession, down markets and so forth, the driver for the hedge is quantitative, as are stock selection and portfolio construction.

Over the latest quarter, the Fund was hedged for three days. The real test will be in the next protracted downturn. As one of the largest owners in Empiric, if, in practice, our hedging model doesn’t add value, I will correct it or eliminate it.

We appreciate your patience and your investment in the Fund. I am always open to comments or questions by fellow shareholders, so please feel free to contact me.

Respectfully submitted,

Mark A. Coffelt, CFA
Chief Investment Officer
Empiric Advisors, Inc.
6300 Bridge Point Parkway, Building 2, Suite 105
Austin, Texas 78730
Tel. 800.880.0324
markcoffelt@empiricadvisors.com

INVESTMENT MANAGER’S REPORT

For updated investment performance, please visit www.EmpiricFunds.com.  Additionally, shareholders with comments, questions or inputs may contact me at markcoffelt at EmpiricAdvisors.com.

Must be preceded or accompanied by a prospectus.

Opinions expressed in this letter are those of the President, are subject to change and are not guaranteed.

Mutual fund investing involves risk.  Principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance.  Options held may be illiquid and the fund manager may have difficulty closing out a position.  The fund regularly makes short sales of securities which involve additional risk, including the possibility that losses may exceed the original amount invested.  However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to page 8 for a complete listing of fund holdings.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.  You cannot invest directly in an index.

Price to earnings ratio (P/E)  is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.  Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income. Earnings per share is calculated by taking  the total earnings divided by the number of shares outstanding.  A correlation coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.

The Empiric Funds are distributed by Quasar Distributors, LLC.

Core Equity Fund
SCHEDULE OF INVESTMENTS

March 31, 2011 (Unaudited)

COMMON STOCKS – 94.25%	Shares	Value

DISCRETIONARY – 2.16%

Diverse Retail – 0.78%
Cost Plus, Inc.*	41,200	$404,584

Textile Apparel & Shoes – 1.38%
Iconix Brand Group	33,100	710,988
Total Discretionary (Cost $1,121,974)		1,115,572

ENERGY – 1.39%

Crude Oil Production – 1.39%
Quicksilver Resources, Inc.	50,000	715,500
Total Energy (Cost $728,365)		715,500

FINANCE & INSURANCE – 8.11%

Consumer Lending – 2.64%
EZCorp, Inc.*	43,395	1,362,169

Diversified Banks – 1.13%
Marshall & Ilsley Corp.*	73,000	583,270

Multi-Line Insurance – 2.98%
AON Corp.	29,000	1,535,840

SEC Brokerage Services – 1.36%
BGC Partners, Inc.	75,400	700,466
Total Finance & Insurance (Cost $3,195,949)		4,181,745

HEALTH – 11.62%

Health Management – 2.00%
Amerigroup Corp.*	16,000	1,028,000

Health Services – 1.05%
Air Methods Corp.*	8,000	538,000

Medical & Dental Instruments – 0.94%
Cooper Companies, Inc.	7,000	486,150

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2011 (Unaudited)

COMMON STOCKS (Continued)	Shares	Value

HEALTH (Continued)

Pharmaceuticals – 7.63%
Allergan, Inc.	21,000	$1,491,420
Endo Pharmaceuticals Holdings, Inc.*	64,000	2,442,240
		3,933,660
Total Health (Cost $4,757,465)		5,985,810

INDUSTRY GOODS – 26.63%

Aerospace – 0.95%
Aerovironment, Inc.*	14,000	489,580

Agricultural Machinery – 2.86%
CNH Global NV*^	10,000	485,500
Deere & Co.	5,000	484,450
Titan International, Inc.	19,000	505,590
		1,475,540
Auto Parts – 0.96%
Wabco Holdings, Inc.*	8,000	493,120

Back Office Support – 0.97%
CBiz, Inc.*	69,000	497,490

Commercial Vehicles – 1.25%
Miller Industries, Inc.	7,000	113,680
Wabash National Corp.	45,600	528,048
		641,728
Construction Machinery – 0.88%
Nacco Industries, Inc.*	4,100	453,747

Control & Filter – 2.01%
Pall Corp.	18,000	1,036,980

Diversified Manufacturing and Technology – 1.91%
Danaher Corp.	19,000	986,100

Electrical Utilities – 1.20%
Active Power, Inc.*	209,600	618,320

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2011 (Unaudited)

COMMON STOCKS (Continued)	Shares	Value

INDUSTRY GOODS (Continued)

Form & Bulk Print – 0.35%
Multi-Color Corp.	8,927	$180,415

Industrial Machinery – 5.12%
Joy Global, Inc.	5,000	494,050
Sauer-Danfoss, Inc.	33,200	1,690,876
TriMas Corp.	21,000	451,500
		2,636,426
Metal Fabricating – 1.66%
NN, Inc.	47,000	858,220

Miscellaneous Product Durable – 0.87%
Park Ohio Holdings Corp.*	21,600	446,256

Paper – 0.14%
LGL Group, Inc.	5,153	71,575

Rental & Leasing – 1.55%
Tal International Group, Inc.	22,000	797,940

Truckers – 3.95%
Quality Distribution, Inc.	172,000	2,038,200
Total Industry Goods (Cost $11,344,912)		13,721,637

MATERIALS – 8.19%

Container & Pack – 1.80%
Crown Holdings, Inc.*	24,000	925,920

Diversified Metals & Minerals – 1.50%
Materion Corp.*	18,900	771,120

Fertilizers – 1.01%
Scotts Miracle Grow Co.	9,000	520,650

Gold – 0.88%
Capital Gold Corp.*	70,650	454,280

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2011 (Unaudited)

COMMON STOCKS (Continued)	Shares	Value

MATERIALS (Continued)

Paints & Coating – 1.20%
Kronos Worldwide, Inc.	10,600	$619,570

Paper – 1.11%
Buckeye Technologies, Inc.	21,067	573,654

Steel – 0.69%
Handy & Harman Ltd.*	29,494	354,518
Total Materials (Cost $3,781,456)		4,219,712

STAPLES – 3.93%

Drug & Grocery– 1.06%
CVS Caremark Corp.	16,000	549,120

Hypermarkets & Supercenters – 2.87%
BJ's Wholesale Club*	10,000	488,200
PriceSmart, Inc.*	27,000	989,280
		1,477,480
Total Staples (Cost $1,942,393)		2,026,600

TECHNOLOGY – 29.61%

Communications – 7.14%
AudioCodes Ltd.*^	76,925	457,704
Anixter International, Inc.	7,000	489,230
GSI Technology, Inc.*	44,841	407,605
NCR Corp.*(a)	105,000	1,978,200
Westell Technologies, Inc.	100,234	350,819
		3,683,558
Computer Service Software – 5.26%
Check Point Software Technology Ltd.*^	20,000	1,021,000
NetScout Systems, Inc.	8,200	224,024
OPNET Technologies, Inc.*	11,552	450,412
Tech Data Corp.*	20,000	1,017,200
		2,712,636

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2011 (Unaudited)

COMMON STOCKS (Continued)	Shares	Value

TECHNOLOGY (Continued)

Computer Service Software (Continued)

Computer Technology – 4.83%
Allot Communications Ltd.*^	12,374	$193,777
Insight Enterprises, Inc.*	81,500	1,387,945
Seagate Technology Plc ^	63,000	907,200
		2,488,922
Electronics – 1.16%
Coherent, Inc.*	10,268	596,673

Electronics Component – 1.09%
LeCroy Corp.	41,863	559,708

Gauges & Meters – 1.03%
Measurement Specialties, Inc.	15,580	530,655

Power Tran Equipment – 1.05%
Power One, Inc.	62,000	542,500

Semiconductor & Computers – 0.97%
Skyworks Solutions, Inc.	15,400	499,268

Telecom Equipment – 3.03%
Brightpoint, Inc.*	144,000	1,560,960

Semiconductor Equipment – 4.05%
Amtech Systems, Inc.*	24,500	618,380
ASML Holding N.V. – ADR ^	33,000	1,468,500
		2,086,880
Total Technology (Cost $14,124,019)		15,261,760

TELECOMMUNICATION – 2.61%

Telecommunication Utilities – 2.61%
MetroPCS Communications, Inc.	82,700	1,343,048
Total Telecommunication (Cost $1,138,516)		1,343,048

TOTAL COMMON STOCKS
(Cost $42,135,049)		48,571,384

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2011 (Unaudited)

	Contracts
	(100 shares
PURCHASED OPTIONS – 0.03%	per contract)	Value

Call Options – 0.03%
FSI International, Inc.
Expiration: June 2011, Exercise Price: $5.00	100	$4,500
US Airways Group, Inc.
Expiration: June 2011, Exercise Price: $11.00	460	9,660
Total Call Options (Cost $50,827)		14,160

Put Options – 0.00%
Olympic Steel, Inc.
Expiration: April 2011, Exercise Price: $25.00	200	—
United States Steel Corp.
Expiration: April 2011, Exercise Price: $47.00	100	900
Total Put Options (Cost $41,604)		900

TOTAL PURCHASED OPTIONS
(Cost $92,431)		15,060

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

March 31, 2011 (Unaudited)

SHORT-TERM INVESTMENTS – 11.37%	Shares	Value

Money Market Fund – 11.37%
AIM Liquid Assets – Institutional Class, 0.16% (b)	2,500,000	$2,500,000
Fidelity Institutional Money Market Portfolio –
Institutional Class, 0.21% (b)	2,500,000	2,500,000
First American Prime Obligations Money Market –
Institutional Class, 0.07% (b)	857,694	857,694
TOTAL SHORT TERM INVESTMENTS
(Cost $5,857,694)		5,857,694
TOTAL INVESTMENTS
(Cost $48,085,174) – 105.65%		54,444,138
Liabilities in Excess of Other Assets – (5.65%)		(2,909,065)
TOTAL NET ASSETS – 100.00%		$51,535,073

Footnotes
Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
*   Non Income Producing
^   Foreign Issued Security
(a)All or a portion of the security has been committed as collateral for option contracts.
(b)The rate listed is the fund's 7-day yield as of March 31, 2011.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
ALLOCATION BY SECTOR

As of March 31, 2011 (Unaudited)

Percentages are based upon net assets.

Top 10 Securities*:	Market Value	Top 10 Industries*:	Market Value
Endo Pharmaceuticals		Pharmaceuticals	$3,933,660
Holdings, Inc.	$2,442,240	Communications	3,156,038
Quality Distribution, Inc.	2,038,200	Computer Service
Sauer-Danfoss, Inc.	1,690,876	Software	2,712,636
Brightpoint, Inc.	1,560,960	Industrial Machinery	2,636,426
AON Corp.	1,535,840	Computer Technology	2,488,922
Allergan, Inc.	1,491,420	Semiconductor
ASML Holding N.V.	1,468,500	Equipment	2,086,880
NCR Corp.	1,450,680	Truckers	2,038,200
Insight Enterprises, Inc.	1,387,945	Telecom Equipment	1,560,960
EZCorp, Inc.	1,362,169	Multi-Line Insurance	1,535,840
	$16,428,830	Hypermarkets &
		Supercenters	1,477,480
			$23,627,042
*  Excludes Cash and Short-term Investments.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF ASSETS & LIABILITIES

March 31, 2011 (Unaudited)

Assets:
Investments, at value (cost of $48,085,174)	$54,444,138
Deposits at broker	9,187
Receivable for securities sold	3,274,375
Receivable for capital shares sold	23,373
Dividends and interest receivable	2,964
Total assets	57,754,037
Liabilities:
Payables:
Securities purchased	6,048,113
Fund shares purchased	92,240
Advisory fee	42,166
Administration fee	18,261
Distribution fees	16,639
Custody fees	1,175
Interest expenses	370
Total liabilities	6,218,964
NET ASSETS	$51,535,073
NET ASSETS CONSIST OF:
Paid in capital	$52,354,168
Accumulated net investment loss	(196,881)
Accumulated net realized loss on investments	(6,981,178)
Net unrealized appreciation/(depreciation) on:
Investments	6,436,335
Purchased options	(77,371)
NET ASSETS	$51,535,073
CLASS A:
Net assets applicable to outstanding Class A shares	$48,561,206
Shares issued (25,000,000 shares of beneficial
interest authorized, $0.0001 par value)	1,642,126
Net asset value and redemption price per share	$29.57
Maximum offering price per share (net asset value divided by 94.25%)	$31.37
CLASS C:
Net assets applicable to outstanding Class C shares	$2,973,867
Shares issued (25,000,000 shares of beneficial
interest authorized, $0.0001 par value)	103,853
Net asset value, offering price and redemption price per share*	$28.64

*   Redemption price per share is equal to net asset value less any applicable sales charges.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF OPERATIONS

For the Period Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Dividends	$225,910
Interest	3,022
Total investment income	228,932
EXPENSES:
Investment advisory fees (Note 3)	237,368
Administration fees (Note 3)	104,359
Distribution fees (Note 3)
Distribution fees – Class A	56,029
Distribution fees – Class C	13,250
Interest Expense	7,858
Custody fees	4,366
Miscellaneous fees	2,583
Total expenses	425,813
NET INVESTMENT LOSS	(196,881)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	7,431,541
In-kind redemptions (Note 2)	956,795
Written options expired or closed	286,432
Futures	(675,416)
Net change in unrealized gain (loss) on:
Investments	2,108,728
Purchased options	(77,371)
Written options	(277,347)
Net realized and unrealized gain (loss) on investments	9,753,362
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,556,481

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2011	September 30,
	(Unaudited)	2010
OPERATIONS:
Net investment income (loss)	$(196,881)	$(483,146)
Net realized gain (loss) on:
Investment transactions	7,042,557	(1,498,014)
In-kind redemptions	956,795	919,885
Net change in unrealized appreciation (depreciation)
on investments	1,754,010	(1,039,333)
Net increase (decrease) in net assets resulting
from operations	9,556,481	(2,100,608)
CAPITAL SHARE TRANSACTIONS: (a)
Proceeds from shares sold
Class A shares	6,732,588	12,401,759
Class C shares	469,358	995,731
Cost of shares redeemed
Class A shares	(8,377,720)	(12,749,125)
Class C shares	(350,881)	(492,317)
Net increase (decrease) in net assets from
capital share transactions (a)	(1,526,655)	156,048
Total increase (decrease) in net assets	8,029,826	(1,944,560)
NET ASSETS:
Beginning of period	43,505,247	45,449,807
End of period (includes ($196,881) and $0 of
accumulated net investment income (loss), respectively)	$51,535,073	$43,505,247
(a) Changes in Shares Outstanding:
Class A
Shares sold	247,690	475,507
Shares redeemed	(311,058)	(491,741)
Net increase (decrease) in capital shares	(63,368)	(16,234)
Shares Outstanding:
Beginning of period	1,705,494	1,721,728
End of period	1,642,126	1,705,494
Class C
Shares sold	17,540	38,515
Shares redeemed	(13,316)	(19,479)
Net increase (decrease) in capital shares	4,224	19,036
Shares Outstanding:
Beginning of period	99,629	80,593
End of period	103,853	99,629

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Class A
	Six Months
	Ended
	March 31,
	2011		Year Ended September 30,
	(Unaudited)		2010	2009	2008	2007	2006
NET ASSET VALUE –
BEGINNING OF PERIOD	$24.14		$25.24	$25.25	$39.64	$33.46	$32.91

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.11)		(0.26)	0.03	0.08	0.26	(0.10)
Net realized and unrealized
gain (loss) on investments	5.54		(0.84)	0.07	(6.83)	7.40	0.65
Total from investment operations	5.43		(1.10)	0.10	(6.75)	7.66	0.55

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	(0.11)	(0.22)	—	—
Distributions from net realized gains	—		—	—	(7.42)	(1.48)	—
Total distributions	—		—	(0.11)	(7.64)	(1.48)	—

NET ASSET VALUE – END OF PERIOD	$29.57		$24.14	$25.24	$25.25	$39.64	$33.46

TOTAL RETURN	22.4	%+	(4.3)%	0.5%	(21.9)%	23.6%	1.7%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$48,561		$41,168	$43,458	$49,372	$70,316	$78,187
Ratio of operating expenses to
average net assets	1.75	%^	1.73%	1.74%	1.67%	1.65%	1.67%
Ratio of operating expenses excluding
interest expense and dividend
payments on short positions to
average net assets	1.72	%^	1.71%	1.73%	1.66%	1.64%	1.62%
Ratio of net investment income (loss)
to average net assets	(0.79	)%^	(1.00)%	0.12%	0.36%	0.64%	(0.28)%
Portfolio turnover rate	166	%+	169%	259%	221%	90%	148%

+   Not Annualized
^Annualized

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Class C
	Six Months
	Ended						October 7, 2005
	March 31,						through
	2011		Year Ended September 30,				September 30,
	(Unaudited)		2010	2009	2008	2007	2006*
NET ASSET VALUE –
BEGINNING OF PERIOD	$23.46		$24.72	$24.79	$39.06	$33.22	$31.80

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.20)		(0.32)	(0.17)	(0.10)	(0.04)	(0.21)
Net realized and unrealized
gain (loss) on investments	5.38		(0.94)	0.10	(6.75)	7.36	1.63
Total from
investment operations	5.18		(1.26)	(0.07)	(6.85)	7.32	1.42

LESS DISTRIBUTIONS:
Dividends from
net investment income	—		—	—	—	—	—
Distributions from
net realized gains	—		—	—	(7.42)	(1.48)	—
Total distributions	—		—	—	(7.42)	(1.48)	—

NET ASSET VALUE —
END OF PERIOD	$28.64		$23.46	$24.72	$24.79	$39.06	$33.22

TOTAL RETURN	22.0	%+	(5.1)%	(0.3)%	(22.5)%	22.7%	4.5	%+

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of
period (thousands)	$2,974		$2,337	$1,992	$2,523	$2,917	$2,954
Ratio of operating expenses to
average net assets	2.50	%^	2.48%	2.49%	2.42%	2.40%	2.42	%^
Ratio of operating expenses
excluding interest expenses and
dividend payments on short
positions to average net assets	2.47	%^	2.46%	2.48%	2.41%	2.39%	2.37	%^
Ratio of net investment income
(loss) to average net assets	(1.54	)%^	(1.79)%	(0.62)%	(0.39)%	(0.11)%	(1.02	)%^
Portfolio turnover rate	166	%+	169%	259%	221%	90%	148	%+

*Commencement of operations for Class C shares was October 7, 2005.
+   Not Annualized
^Annualized

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CASH FLOWS

For the Period Ended March 31, 2011 (Unaudited)

INCREASE (DECREASE) IN CASH —

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$9,556,481
Adjustments to reconcile net increase (decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investments	(73,448,317)
Proceeds for dispositions of investment securities	78,272,222
Purchase of short term investments, net	(1,061,636)
Increase in receivable for securities sold	(131,872)
Decrease in dividends and interest receivable	5,997
Increase in deposits at broker	(298,684)
Decrease in options written	(9,085)
Decrease in payable for securities purchased	(1,031,311)
Increase in accrued management fees	7,068
Increase in accrued administration fees	2,187
Decrease in distribution fees	(3,155)
Decrease in custody fees	(699)
Increase in interest expenses	80
Unrealized appreciation on securities	(2,031,357)
Net realized gain on investments	(8,388,336)
Net cash provided by operating activities	1,439,583

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	7,282,594
Payment on shares redeemed	(8,722,177)
Net cash used in financing activities	(1,439,583)

Net decrease in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Cash paid for interest on loan outstanding	$7,778

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS

March 31, 2011 (Unaudited)

1.ORGANIZATION
   Empiric Funds, Inc. (formerly, Texas Capital Value Funds, Inc.) was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Core Equity Fund (formerly, Value & Growth Portfolio) (the “Fund”) is a series of the Empiric Funds, Inc, (the “Corporation”).  The Fund offers Class A and Class C shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Fund’s Class A shares commenced operations on November 6, 1995.  The Fund’s Class C shares commenced operations on October 7, 2005.  Prior to October 7, 2005, the shares of the Fund had no specific class designation.  As of that date, all of the then outstanding shares were re-designated as Class A shares.  The Fund’s investment objective is capital appreciation.

2.SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

   a)Valuation of Securities – Securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00 pm Eastern time).  Unlisted securities that are not included in such System are valued at the bid prices in the over-the-counter-market.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

   b)Federal Income Taxes – It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

   c)Security Transactions, Income and Other – Investment and shareowner transactions are recorded on the trade date.  Dividend income is recognized on the ex-div-

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011 (Unaudited)

idend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are generally allocated to each respective class in proportion to the relative net assets of each class.

   d) Distributions to Shareholders – Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.  All short-term capital gains are considered ordinary income for tax purposes.  These principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.  These differences are primarily relate to partnership, foreign currency, redemptions in kind and investments in Passive Foreign Investment Companies with differing book and tax methods for accounting.  For the year ended September 30, 2010, the Fund’s most recent fiscal year end, the Fund increased paid-in capital by $425,794, increased undistributed net investment income by $474,607 and increased undistributed net realized loss on investments by ($900,401).

   e)  In-Kind Redemptions – During the period ended March 31, 2011, the Empiric Core Equity Fund realized $956,795 of net capital gains resulting from an in-kind redemption.  A shareholder exchanged fund shares for securities held by the Fund rather than cash.  Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital.  Such reclassification has no effect on the Fund’s net assets.

    f)  Short Sale Transactions – The Fund may not purchase securities on margin or effect short sales, except that the Fund may: (a) obtain short-term credits necessary for the clearance of security transactions; (b) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (c) make short sales “against the box” (i.e., owning an equal amount of the security itself, or of securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the security sold short) or in compliance with the SEC’s positions regarding the asset segregation requirements of Section 18 of the Investment Company Act of 1940, as amended.  Cash segregated for short sales and options is shown in the Statement of Assets and Liabilities as deposits at broker.  As of March 31, 2011, the Fund did not segregate any securities for short sales.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011 (Unaudited)

    g)       Foreign Risk – Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Fund may invest in American Depository Receipts (ADRs).  ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States.  Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

    h) Options Transactions – The Fund may utilize options to manage its exposure to changing interest rates and/or security prices.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the option written.  When an option written expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011 (Unaudited)

         With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

         Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.  The market value of securities segregated for options at March 31, 2011 is $1,978,200.

    i)  Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.  Actual results could differ from those estimates.

    j)  Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of March 31, 2011, open Federal tax years include the tax year ended September 30, 2008 through 2010.

    k)  Derivatives – The Fund may engage in various portfolio strategies, to the extent that they are consistent with the Fund’s investment objectives and limitations, to attempt to hedge against changes in net asset value or to attempt to realize a greater current return.  The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011 (Unaudited)

The Adviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts to hedge the portfolio from interest rate risk.  The Adviser uses derivative instruments (“derivatives”) to hedge against anticipated declines in market value of portfolio securities, increases or decreases in the market value of securities it intends to purchase or sell, and to protect against exposure to interest rate changes.  The Advisor may also use derivatives to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believes to be possible through direct investment.  The use of derivatives for hedging purposes involves certain risks and may result in a loss if charges in the value of derivatives move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

In this reporting period, the Fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s result of operations and financial position.  Tabular disclosure regarding derivatives fair value and gain/loss by contract typed (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

          Transactions in purchased options contracts for the period ended March 31, 2011, were as follows:

Number of
Contracts
Outstanding at September 30, 2010	542
Options opened	860
Options closed	—
Options exercised	(542)
Options expired	—
Outstanding at March 31, 2011	860

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011 (Unaudited)

          Transactions in options contracts written and the premium amount during the period ended March 31, 2011 were as follows:

	Premium	Number of
	Amount	Contracts
Options outstanding at September 30, 2010	$(286,432)	(970)
Options written	—	—
Options closed	—	—
Options exercised	—	—
Options expired	286,432	970
Options outstanding at March 31, 2011	$—	—

          Transactions in short futures contracts for the period ended March 31, 2011, are as follows:

Number of
Contracts
Outstanding at September 30, 2010	—
Futures opened	810
Futures closed	(810)
Outstanding at March 31, 2011	—

          The locations on the statements of assets and liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, is as follows:

          Balance Sheet – Values of Derivative Instruments as of March 31, 2011

	Asset		Liabilities
Derivatives not
accounted for as
hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
Equity Contracts
Purchased	Investments,
Options	at value	$15,060	N/A	$—
Total		$15,060		$—

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011 (Unaudited)

          The Effect on Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2011

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted
for as hedge instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$—	$286,432	$(675,416)	$(388,984)
Total	$—	$286,432	$(675,416)	$(388,984)

Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income
Derivatives not accounted
for as hedge instruments	Purchased
under ASC 815	Options	Written Options	Total
Equity Contracts	$(38,299)	$(277,347)	$(315,646)
Total	$(38,299)	$(277,347)	$(315,646)

    l)        Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to March 31, 2011, through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

      m)     New Accounting Pronouncement – In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011 (Unaudited)

3.   INVESTMENT ADVISORY AND OTHER AGREEMENTS
       Investment Advisory and Administration Agreements
      The Fund has an investment advisory agreement with the Advisor, Empiric Advisors, Inc. (formerly, First Austin Capital Management, Inc.), pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets.  The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

       In addition, the Advisor is acting as the administrator to the Fund.  For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the first $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million of each series.   The Advisor bears most of the operating expenses of the Fund including legal, audit, printing, and insurance.

       Transactions with Empiric Distributors, Inc.
The Advisor owns an interest in Empiric Distributors, Inc. (formerly, Texas Capital, Inc.), a registered broker-dealer.  For the period ended March 31, 2011, the Fund transacted $197,120 in commissions through Empiric Distributors, Inc.  All transactions were at $0.030 per share during the period ended March 31, 2011, or at rates considered competitive with comparable transactions elsewhere.  The Board reviews affiliated transactions quarterly.

       Distribution Agreement and Plan
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund.  The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the average daily net assets for the Fund’s Class A shares.  The Fund’s Class C shares allow for up to 1.00% of the average daily net assets.  For the period ended March 31, 2011, the Fund incurred Distribution expenses of $56,029 for the Class A shares and $13,250 for the Class C shares pursuant to the Plan.  The 12b-1 fees reimbursed to the Advisor were $30,515.  The amount of sales charge retained by the distributor was $9,047, of which $6,975 was reimbursed to the Advisor.

       Certain officers and directors of the Fund are also officers and/or directors of the Advisor.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011 (Unaudited)

4.   LINE OF CREDIT
      The Fund has a $12 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with short-term liquidity needs of the Fund or shareholder redemptions.  Borrowings under this arrangement bear interest at the bank’s prime rate.  At March 31, 2011, the Fund had $0 outstanding and $370 of accrued interest fees.  Based upon balances outstanding during the period, the weighted average interest rate was 3.25% and the weighted average amount outstanding was $61,978.

5.   PURCHASES AND SALES OF SECURITIES
       For the period ended March 31, 2011, the cost of purchases were $73,448,317 and the proceeds from sales of securities, excluding short-term securities, were $78,255,432, for the Fund.

6.   FAIR VALUE MEASUREMENTS
      The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
•	Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participant’s would use to price the asset or liability based on the best available information.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each Fund’s investments.  The inputs or methodology used for valuing securities are not an indication of the risk associated with

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011 (Unaudited)

       investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2011:

	Level 1	Level 2	Level 3	Total
Equity
Discretionary	$1,115,572	$—	$—	$1,115,572
Energy	715,500	—	—	715,500
Finance & Insurance	4,181,745	—	—	4,181,745
Health	5,985,810	—	—	5,985,810
Industry Goods	13,721,637	—	—	13,721,637
Materials	4,219,712	—	—	4,219,712
Staples	2,026,600	—	—	2,026,600
Technology	15,261,760	—	—	15,261,760
Telecommunication	1,343,048	—	—	1,343,048
Total Equity	48,571,384	—	—	48,571,384
Purchased Options	15,060	—	—	15,060
Short-Term Investments	5,857,694	—	—	5,857,694
Total Investments in Securities	54,444,138	—	—	54,444,138
Other Financial Instruments*	—	—	—	—

     * Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts, and written options.  Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

       Transfers between levels are recognized at the end of reporting period.  There were no transfers of securities between levels during the reporting period.

7.   THE REGULATED INVESTMENT COMPANY MODERNIZATION ACT
On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

Capital losses incurred after December 31, 2010 may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2011 (Unaudited)

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

8.   FEDERAL TAX INFORMATION
       As of September 30, 2010, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments	$43,459,107
Gross unrealized appreciation	$5,586,296
Gross unrealized depreciation	(1,258,689)
Net unrealized appreciation	$4,327,607
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains (losses)	$(13,746,388)
Total accumulated earnings (losses)	$(9,418,781)

At September 30, 2010, the Fund’s most recent fiscal year end, the Fund had tax basis capital losses of $11,653,818, which may be carried over to offset future capital gains, of which $494,746 expires on September 30, 2016, $2,130,990 expires on September 30, 2017 and $9,028,082 expires on September 30, 2018.  The Fund had post-October loss deferrals of $2,369,917 on securities as of September 30, 2010.

Core Equity Fund
EXPENSE EXAMPLE

March 31, 2011 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from October 1, 2010 to March 31, 2011.

Actual Expenses
The information in the table under the heading “Actual“ provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short position taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help

Core Equity Fund
EXPENSE EXAMPLE (Continued)

March 31, 2011 (Unaudited)

you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	10/1/10	3/31/11	10/1/10 – 3/31/11
Core Equity Fund
Actual
Class A	$1,000.00	$1,224.40	$ 9.71
Class C	$1,000.00	$1,220.30	$13.84

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,016.21	$ 8.80
Class C	$1,000.00	$1,012.47	$12.54

(1)  Expenses are equal to the Class A and Class C fund shares’ annualized expense ratio of 1.75% and 2.50%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

HOW TO OBTAIN A COPY OF THE FUND’S PROXY
VOTING POLICY AND PROXY VOTING RECORDS

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures free of charge, upon request, by calling toll-free 1-800-880-0324 and by accessing the Fund’s Statement of Additional Information on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available free of charge, upon request, by calling 1-800-880-0324 and by accessing the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Empiric Funds, Inc., files the Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-880-0324. Furthermore, you can obtain the Form N-Q on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and Officers and is available, without charge, upon request by calling 1-800-880-0324.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

Core Equity Fund – A Class
EMCAX
CUSIP #29215M101

Core Equity Fund – C Class
EMCCX
CUSIP #29215M200

Advisor
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Transfer Agent, Accountant, and Custodian
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202
888-839-7424
Call for questions on your account.

Administrator
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Distributor
Quasar Distributors LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202

Mailing Address
Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Please send all account related correspondence here.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Empiric Funds, Inc.

By (Signature and Title)          /s/Mark A. Coffelt
Mark A. Coffelt, President and Chairman

Date   6/3/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Mark A. Coffelt
Mark A. Coffelt, Principal Executive Officer and Principal Financial Officer

Date 6/3/2011